UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 16, 2005
                                                        ------------------

                         FIRST DEFIANCE FINANCIAL CORP.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



              OHIO                        0-26850                34-1803915
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(State or other jurisdiction of         (Commission            (IRS Employer
         incorporation)                 File Number)         Identification No.)




                    601 Clinton Street, Defiance, Ohio 43512
                    ----------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (419) 782-5015
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.   Changes in Registrant's Certifying Accountant.
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(b)    On September 16, 2005, the Audit Committee of First Defiance Financial
Corp. ("First Defiance") approved the engagement of Crowe Chizek and Company LLC ("Crowe Chizek") as First Defiance's principal independent registered public accounting firm.

      Prior to approving the engagement, First Defiance did not consult with Crowe Chizek regarding either:

            1. The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the First Defiance's financial statements, and neither a written report was provided to the First Defiance or oral advice was provided that Crowe Chizek concluded was an important factor considered by First Defiance in reaching a decision as to the accounting, auditing or financial reporting issue; or

            2. Any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

                                   SIGNATURES
                                   ----------


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FIRST DEFIANCE FINANCIAL CORP.



                                        By: /s/ John C. Wahl
                                            ----------------



Date: September 16, 2005